EXHIBIT 24.2
                                                                    ------------



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Robert
L. Doretti and Steven R. Wasserman their attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, thereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutions, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                     TITLE                              DATE
---------                     -----                              ----

/s/ ROBERT BADAVAS            Member, Compensation               January 8, 2002
-----------------------       Committee
Robert Badavas



/s/ JOHN CASSARINI            Member, Compensation               January 8, 2002
-----------------------       Committee
John Cassarini



/s/ ROBERT L. DORETTI         Member, Compensation               January 8, 2002
-----------------------       Committee
Robert L. Doretti



/s/ PAUL C. O'BRIEN           Member, Compensation               January 8, 2002
-----------------------       Committee
Paul C. O'Brien



/s/ LOUIS J. RUPNIK           Member, Compensation               January 8, 2002
-----------------------       Committee
Louis J. Rupnik